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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 14, 2002
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                  Harman International Industries, Incorporated
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


                 1-9764                                 11-2534306
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         (Commission File Number)          (I.R.S. Employer Identification No.)


             1101 Pennsylvania Avenue, N.W., Washington, D.C. 20004
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, Including Area Code: (202) 393-1101
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ITEM 9.  REGULATION FD DISCLOSURE

      On August 14, 2002, each of the Executive Chairman, Sidney Harman, the Chief Executive Officer, Bernard A. Girod, and the Chief Financial Officer, Frank Meredith, of Harman International Industries, Incorporated, submitted to the Securities and Exchange Commission sworn statements pursuant to SEC Order No. 4-460.

      A copy of each of these statements is attached hereto as an exhibit.



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HARMAN INTERNATIONAL
                                          INDUSTRIES, INCORPORATED

                                          By:  /s/ Frank Meredith
                                          ---------------------------
                                          Frank Meredith
                                          Executive Vice President
                                          and Chief Financial Officer



Date: August 14, 2002



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                                INDEX TO EXHIBITS

Exhibit No.                              Description
------------------                       ------------------
99.1                                     Statement Under Oath of Executive
                                         Chairman Regarding Facts and
                                         Circumstances Relating to Exchange Act
                                         Filings.

99.2 Statement Under Oath of Chief Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.3 Statement Under Oath of Chief Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.